Quarterly Report
                                 June 30, 1998

                                   Legg Mason

                               Value Trust, Inc.

                               Special Investment
                                  Trust, Inc.

                            Total Return Trust, Inc.




                              The Art of Investing



Investment Adviser
      Legg Mason Fund Adviser, Inc.
      Baltimore, MD

Board of Directors
      Raymond A. Mason, Chairman
      John F. Curley, Jr., President
      Richard G. Gilmore
      Charles F. Haugh
      Arnold L. Lehman
      Dr. Jill E. McGovern
      T. A. Rodgers
      Edward A. Taber, III

Transfer and Shareholder Servicing Agent
      Boston Financial Data Services
      Boston, MA

Custodian
      State Street Bank & Trust Company
      Boston, MA

Counsel
      Kirkpatrick & Lockhart LLP
      Washington, DC

Independent Accountants
      PricewaterhouseCoopers LLP
      Baltimore, MD

      This report is not to be distributed unless preceded or accompanied by a prospectus.


                      Legg Mason Wood Walker, Incorporated

                   -----------------------------------------
                                100 Light Street
                    P.O. Box 1476, Baltimore, MD 21203-1476
                                410 o 539 o 0000

LMF-002
8/97

To Our Shareholders,

   We are pleased to provide you with this report for the Legg Mason Value Trust, Special Investment Trust and Total Return Trust for the quarter ended June 30, 1998.

   The following table summarizes key statistics for the Primary Class of shares of each Fund, as of June 30:

                                                  3 Month            6 Month          12 Month
                                               Total Return*      Total Return*     Total Return*
                                               -------------      -------------     -------------
   Value Trust                                     5.23%             23.33%            38.48%
   Growth Funds**                                  1.85              15.11             25.38
   Standard & Poor's 500 Composite Index           3.30              17.71             30.16

   Total Return Trust                             -1.53               4.05             23.31
   Growth and Income Funds***                       .27              12.11             22.86

   Special Investment Trust                        -.86              10.67             22.29
   Mid Cap Funds****                              -1.40              10.66             22.22
   Russell 2000 Index                             -4.66               4.93             16.51

   As the table indicates, the Value Trust and Special Investment Trust outperformed similar funds and relevant market indices during recent periods. Total Return Trust, despite lower returns in the 3 and 6 month periods, outperformed the average growth and income fund over the 12 months through June 30.

   On the following pages, Bill Miller, the portfolio manager for Value Trust and Special Investment Trust, and Nancy Dennin, the portfolio manager for Total Return Trust, discuss the Funds and the investment outlook.

                                          Sincerely,

                                          /s/ John F. Curley, Jr.

                                          John F. Curley, Jr.
                                          President

July 28, 1998

-------------------------------------------------------------------------------
* Total return measures investment performance in terms of appreciation or depreciation in net asset value per share plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid.
**   All growth funds (1,061) as measured by Lipper Analytical Services, Inc.
*** All growth and income funds (788) as measured by Lipper Analytical Services, Inc.
**** All funds investing in securities of companies with medium-sized capitalizations (341) as measured by Lipper Analytical Services, Inc.

Portfolio Managers' Comments

Value Trust
Second Quarter 1998

     "It is odd to watch with what feverish ardor the Americans pursue prosperity and how they are ever tormented by the shadowy suspicion that they may not have chosen the shortest route to get it.... They clutch everything but hold nothing fast, and so lose their grip as they hurry after some new delight."

                                                   Alexis de Tocqueville (1835)

How Much is Too Much; or When to Sell?

   One of the common questions we get from pension consultants, brokers, and shareholders is "when are you going to sell your Dell or America Online ("AOL")? In the Value Trust, the average cost of our Dell position, acquired in early 1996, is about $4.00 per share. The shares trade today at about $115. The average cost of our AOL position is about $20; the stock trades now around $125 per share. At the end of the second quarter, Dell made up over 8% of the assets in Value Trust, AOL just over 7%. In the Special Investment Trust, where we've owned AOL for a longer period, the stock makes up a whopping 16% of assets at June 30.

   There are several issues implicit in the question of when to sell. First is the generic strategy question: what general criteria drive the process of deciding when to sell? The second has its origin in the usual behavior of money managers, whose average portfolio turnover approximates 100% per year. In a world where investors appear to be frenetically trading shares in response to or in anticipation of short-term price moves, multi-year holding periods are atypical. Investing in a company for many years, instead of speculating on a stock's price action, has become unusual enough to warrant an explanation. Why have you held the stock for such a long time and when are you going to sell? Third is the question of risk. How much of a portfolio's assets should be concentrated in a single holding? How large can a holding become without subjecting the portfolio to undue risk?

   A variant of the first question has to do with strategy. We are value investors who invest in shares of companies trading at large discounts to our assessment of the intrinsic value of the business. How can a company's stock go up 25x in a few years and still be trading at a discount to intrinsic value? How can anything selling at 75x trailing earnings (Dell) or 100x estimated earnings
(AOL) possibly be considered a value? Haven't the shares gone from value to growth to outright speculation?

   Our selling strategy is simple: we sell when a company's share price has reached fair value; we sell to replace an existing holding with a better bargain, and we sell when our original investment case is no longer applicable. "Fair value" means that the market has, in our opinion, correctly priced the stock. It understands and has adequately discounted the future free cash flows of the business so that we can no longer earn an excess return by holding the shares. Put differently, fair value means that the risk adjusted rate of return available by holding the shares long-term is no greater than that of the market as a whole, and may be less. Second, if we are fully invested and our research uncovers a security we believe has more value than something we already own, we will replace the lesser bargain with the greater. Finally, we sometimes find that our analysis was wrong, either because we uncover new information, or because we interpret our existing information differently, or because the world changes--new legislation is passed, new regulations are promulgated, the competitive landscape changes, and so on. We will sell securities when we believe we are wrong, whether the share price is above or below our purchase price.

   In general, we try to keep our portfolios positioned in a diversified, but focused, group of companies that we believe trade at discounts to intrinsic value and therefore offer the opportunity for above average risk adjusted rates of return.

   There is no time limit on investing. We do not sell because we've owned shares for some period of time. Price and value are two different and independent variables. We do not sell because a stock's price has gone up, or down, a lot. We value businesses, not stocks--we compare the value of the business to what the market says it is worth. If we believe the discount is sufficient, we purchase the shares. We invest in companies, we do not speculate on share price changes. Thus we do not react to earnings reports, or analyst opinion changes, or try to guess whether the Fed will change rates next month, or whether the GDP number will be higher or lower than expectations.

   When we look at Dell, for example, which has a market capitalization of over $60 billion, our analysis focuses on whether Dell's business is worth more or less than $60 billion, and not on whether the stock is likely to outperform, or whether computer sales this month will be slower or faster than expected. Elsewhere in this report, Lisa Rapuano, assistant portfolio manager of the Special Investment Trust, takes a more detailed look at how we analyze the value of AOL.

   When the market prices two companies at the same price/earnings ratio, then, other things equal (e.g. assuming the same capital structure), it believes the businesses have the same value expressed as a multiple of earnings. But other things are rarely equal. Dell and Gateway compete in the personal computer area. Dell trades at over 40x next year's earnings, Gateway at under 20x. Is Gateway cheaper than Dell? If Dell earns over 200% on each dollar of invested capital, as it does, isn't it worth more than Gateway, which earns 40%? How much more? If it's 5x as profitable, is it worth 5x as much? If its price/earnings ratio is only 2x that of Gateway, is it then a bargain? This is not meant to suggest an answer, just to note that businesses have different values and those values are hardly captured by a single number on a linear scale such as price/earnings ratios. We are delighted, though, when people persist in thinking price/earnings ratios tell most of the story about value, since it gives us an opportunity to make better investment decisions by doing a more thorough job of analysis.

   That still leaves the question of how much is too much? This is a question of risk versus reward. When does a stock become so large a portion of a portfolio that the portfolio's returns depend too much on that security's performance? We typically own 40 or so stocks, and our top ten names constitute about 40% of our assets. We think that the fewer the names the better. Even if our largest holding were 10%, that means that 90% of our returns would be sourced elsewhere. The Chicago Bulls have five sources of points operating at any one time, but Michael Jordan's play usually determines their results. Should they trade him for a rookie so they won't be so dependent on him? If he does poorly, in all likelihood, so will they. When will they replace him? Probably when they determine he can no longer produce the results given what they are paying for him. That same criterion is helpful in thinking about stocks.

   Warren Buffett has been justly celebrated for his investment genius and has been a consistent proponent of portfolio concentration. Our new colleague Robert Hagstrom, author of The Warren Buffet Way, and manager of the Legg Mason Focus Trust, calculated that Coca Cola, which made up 12% of Buffett's common stock portfolio shortly after he purchased it in 1988, now makes up about 37% of his portfolio. Should he sell it, trading as it is at over 50x next year's earnings? Is Buffett no longer a value investor because he continues to hold Coke, Gillette, and Disney, all of which sell at price/earnings ratios and price to book value ratios far above the market's current levels, which are historically among the highest ever?

   You may have read recently about the estate left by Don Othmer, a professor of chemical engineering at a small school called Brooklyn Polytechnic and his wife, Mig. In the late 1950's they put all of their money with Warren Buffett and it all subsequently went into one stock, Berkshire Hathaway. Had they consulted other advisors, they no doubt would have been told they had way too much in one stock, and they would, as many investors do, have continuously cut back their position as it went up to diversify into other investments. They also would not have been worth $800 million when their estate was settled.

   In 1956, J.L. Kelly, Jr. published a paper in mathematical information theory that dealt with the transmission of information over a phone line. In it Kelly devised a formula that subsequently was shown to have general applicability for any problem that seeks to maximize a growth rate per unit of investment. Using Kelly's formula, we can calculate that if Buffett has 37% of his portfolio in Coke, he believes his probability of being right about Coke is 70%. More generally, Kelly's formula would indicate that the growth rate of a portfolio is maximized with no more than 5 stocks, assuming the returns of each security are independent and one believes the probability of outperformance is greater than 50%. Kelly's formula, which is not well known among investors (it also serves as the basis of fixed fractional betting strategies among gamblers), provides a clue about why the largest fortunes are made by concentrating, not by diversifying, and also would suggest that the new category of focus funds is likely to prove quite rewarding to investors, assuming managers can generally distinguish their best ideas from the rest.

   The questions of how much is too much and of when to sell have no perfect answers; they depend on imperfect information and on judgments which are often wrong. We cannot promise we will be right about these issues, but we do promise to think carefully, critically, and diligently about them, and to use our best judgment to try to add value to your investment.

   We have not attempted to be exhaustive in these remarks on selling and on concentration, but to provide some insight into our thinking on these complicated subjects. As always, we appreciate your support and welcome your comments.

                                                               Bill Miller, CFA

                 ----------------------------------------------

Special Investment Trust

   Our cumulative results for various periods ended June 30, 1998 are listed in the table below:

                                         3 months         1 year       3 years      5 years
--------------------------------------------------------------------------------------------
   Special Investment Trust               -0.86%          22.29%        88.62%      115.52%

   Lipper Small Company Funds             -4.11           17.68         72.69       118.97
   Lipper Mid Cap Funds                   -1.40           22.22         75.53       118.80
   S&P 500 Composite Index                 3.30           30.16        120.94       182.48
   Russell 2000 Index                     -4.66           16.51         67.90       110.43

   As you can see, we had a modestly down second quarter. We outperformed the Russell 2000, an index of smaller companies, as well as the Lipper indices of small and mid-cap oriented funds. We trailed the S&P 500, whose results were again driven by the mega-capitalization stocks. Our one and three year performance also outpaced all the indices except the S&P 500, and our five year record passed the Russell 2000, but is still slightly behind other small and mid-cap funds and the S&P 500.

   We added no new positions in the second quarter, but eliminated several as part of an ongoing process of pruning positions that are small as a percentage of the Fund. These positions, listed elsewhere in the report, each represented less than 0.8% of the portfolio. For comparison, we believe a typical new position in the Fund should be at least 2%.

   Our top holdings in Special Investment Trust have been performing very well, and particularly noteworthy is the appreciation of our largest holding, America Online ("AOL"). Given its notable performance and large position, we thought that some comments on how we value this business, and businesses in general, would be interesting to shareholders. AOL presents a good opportunity to illustrate how we approach the valuation puzzle for all of our companies.

   One of the questions we are often asked is: "How can Legg Mason Funds own AOL and still employ a value-driven investment philosophy?" The answer is simple. As John Burr Williams pointed out in 1938 in his ground breaking book The Theory of Investment Value, the intrinsic value of any company is the present value of the future free cash flows of that company. We believe the future free cash flows of AOL are larger than implied by the present value of the business. The growth generated by the online and Internet markets, AOL's dominant market share, the high profitability level we think they will achieve and the relatively small capital investment needed to achieve this growth and profitability, all lead to very attractive long-term economics for the business.

   The most important issue in determining the value of a company is to understand the business model and what the future growth and profitability of the company may be. In AOL's case, the Internet/online business is just beginning to achieve mass market penetration, is growing at a rate close to 100% per year, and AOL has a very large (over 50%) market share. This is a business that appears to benefit from what economist Brian Arthur calls increasing returns. Increasing returns is a term Arthur uses to describe businesses whose economics get better as they grow, as opposed to the decreasing returns that classical economists believe most businesses encounter. Leaders in increasing returns businesses are often able to achieve near unassailable competitive positions.

   As a result of their leadership in the subscriber base, and their mass market audience, AOL is able to make highly profitable advertising and electronic commerce deals. A good example is the Tel-Save long distance agreement. Tel-Save paid AOL $100 million in cash, gave AOL an ownership stake in the company, and agreed to further profit sharing if Tel-Save exceeds certain goals. AOL allowed Tel-Save to market to their members and present billing on-line, and the members received very inexpensive long distance telephone service. Because the cost of AOL's contribution is effectively nothing, the incremental profit of this to AOL is very, very high. One way we think about the electronic commerce business is to compare it to the advent of the "800 number." It was a new way to do business, and the inventor of the concept, AT&T, sold 800 number service to businesses, but did not benefit from any of the commerce that 800 numbers generated. AOL has a distribution channel that may actually be bigger than 800 numbers are now, and they have the market position to charge a small toll on every transaction that takes place. It is a potentially huge market.

   We've already seen a dramatic improvement in the profitability of the company as they add more high margin business like advertising and electronic commerce, and we believe this will continue.

   With the understanding that the AOL business model is very powerful, and is on track to become incredibly profitable, we can intelligently analyze the value of the business. To do so, we use a multi-factor valuation methodology, which means that we use any and every tool to evaluate what a business might be worth. We have found in our valuation work on all of our companies that a single factor valuation model--for example using just low P/E's or high growth rates--rarely allows one to identify truly mispriced securities.

   For AOL, we believe that the traditional P/E ratio is not a useful measure because of the future growth, expansion of margins and reduced capital needed in the future. So, we calculate value through a myriad of other methodologies including discounted cash flow, future market size and market share analysis, return on invested capital, price/sales ratios, and relative value versus other large, growing and profitable companies.

   In addition to valuing the business using the above approaches, we also do a detailed analysis of each business line to determine what we think it is worth to an informed buyer. The first part of AOL's business is its advertising and commerce business. This business generated about $300 million in revenue over the last twelve months, up from just $75 million a year ago. We estimate this business has 90% profit margins and has high barriers to entry because it depends on having a large number of subscribers. How does this compare to how other similar businesses are valued? Microsoft, for example, has operating margins over 50% and grew 28% in sales last quarter. The market value of Microsoft is at 20x trailing sales and 70x trailing earnings. We believe the AOL advertising and commerce business should be similarly valued.

   Another business line is the pure subscriber business, where members pay $21.95 per month for access to the Internet and to proprietary content and community-based services such as chat rooms on AOL. We compare this to other subscriber businesses like cellular phones, cable, paging, and newspapers. There are big differences in the economics of these businesses, and there are big differences in how they are valued, but we think that a careful evaluation of these differences gives a very good idea of what an AOL subscriber is worth.

   In addition to the subscriber and electronic commerce businesses, we add the value of AOL's large portfolio of public and private investments. AOL owns a significant percentage of several companies, including Tel-Save, mentioned above, Excite, N2K, Digital Courier and others. We can look at the public value where available and view the private market portfolio as an additional source of value that we can not quite quantify.

   These valuation techniques do not yield a single, specific target price, but a range of values that currently come out between $110-175 per share. We were recently very encouraged to see that our valuation is similar to what AT&T reportedly was willing to pay for the entire business, but that the management and board of AOL believed the business was worth far more and pursued a partnership with AT&T instead of an outright sale.

   The first time we did this analysis in 1996, our value range centered around $45, so it is important to note that this is not a static exercise, but a dynamic one. The value has grown dramatically over time and we believe it will continue to grow. While we can not predict exactly what will happen in this evolving and exciting business, we believe that AOL has the right model and will reward shareholders. This is what has led us to hold on far longer than most "value" investors would have, and so far that has been a rewarding decision.

   As always, we appreciate your support and your comments are always welcome.

                                                              Lisa Rapuano, CFA
                                                              Bill Miller, CFA

Total Return Trust

   As shown below, your Fund has underperformed its peer group and the major market averages in 1998, although it has outperformed its peer group over the last one, three and five year periods ended June 30, 1998 (returns are cumulative).

                                         3 Months    6 Months     1 Year     3 Years     5 Years
--------------------------------------------------------------------------------------------------
   Total Return Trust                     -1.53%        4.05%      23.31%     110.00%    145.85%

   Lipper Growth & Income Funds            0.27        12.11       22.86       94.58     138.96
   S&P 500 Composite Index                 3.30        17.71       30.16      120.94     182.48
   Dow Jones Industrial Average            2.14        14.14       18.67      108.94     186.05

   These numbers mask the strong polarization of equity returns in the first half of the year. The relative performance of high P/E stocks for the six months ended June 30, 1998 was the best of the last 20 years, and nearly the best of the prior 50 years, according to a recently completed study by Sanford Bernstein. Companies in the top quintile of forward P/E ratios of 29x or greater outperformed the S&P 500 by 9.4% in the first half of the year, while those in the bottom three quintiles trailed the market by 6.6%.

   The returns by market capitalization follow a similar pattern. The largest fifty stocks in the S&P 500 advanced 22.5% in the first half, while the next 450 gained 12.2%. Even more striking, Bernstein's 5,000 stock universe was up only 9.0% in the first half, and down 4.7% in the second quarter. This was also among the most extreme performance differentials of the last five decades.

   While, as always, we are agnostic about the near-term direction of the market, it is unreasonable to expect this extreme polarization to continue. It is also unreasonable to expect the market to continue to rise at rates that exceed the growth of underlying business values. Reasonable expectations for stock returns going forward would seem to be in the 10% range, rather than the spectacular returns of the past few years.

   In our opinion, your Fund is positioned to do well in this environment. Relatively high income producing securities should do quite well in an environment of more modest returns. The portfolio's REIT's average current yield of 7.0% provides a large part of our expected annual market return! We added to our REIT exposure in the second quarter by purchasing Crescent Real Estate Equities and Starwood Hotels & Resorts.

   Given the underperformance of the REITs so far in 1998, astute managements, such as Crescent's, are recapitalizing their balance sheets to unlock the inherent value of their companies. Crescent plans to increase its dividend 66%, raise up to $930 million in a rights offering following the planned fourth quarter closing of the Stations Casino acquisition, and put its gaming assets into a new partnership. We believe the value of Crescent is well in excess of its current stock price.

   Starwood Hotels & Resorts is one of a handful of REITs that has a "paired share" corporate structure. Very simply, a paired share REIT format allows a company to both own and operate real estate. Congress will soon vote on legislation to discontinue the paired share format, which we believe is likely to pass. If it does, we expect Starwood to convert to a regular tax paying corporation, which for a variety of reasons, should result in the stock significantly appreciating.

   As most of our long-term shareholders are aware, we normally focus our stock selection process on securities that produce current income. Periodically though, we will purchase a non-income producing security. In every case, we attempt to buy stocks at substantial discounts to the worth of the underlying companies.

   During the second quarter, we purchased Toys "R" Us, which has many of the criteria we look for in an investment, except current yield. A new, shareholder-driven CEO, has been appointed after several years of disappointing results. The company has adopted the "Economic Value Added" approach to managing the business, where, simplistically, every unit must earn an adequate return on its invested capital. They are repurchasing stock (a very adequate substitute for a dividend), insiders are buying stock after being steady sellers for over a year, and the stock is selling at a significant discount to its intrinsic value, in our opinion. Very seldom has a stock with these attributes not performed well over our investment horizon of three to five years.

   We also purchased shares of United Asset Management ("UAM") during the quarter. UAM is a holding company for a number of investment management subsidiaries that in aggregate manage over $210 billion in assets. The company's new President is very shareholder oriented, senior management has incentive to improve the cash return on equity, and the stock sells at a discount to both its peer group and on a private market value basis.

   We sold our remaining position in John Alden, as the arbitrage narrowed between the stock price and its acquisition price. Both Masco and Unicom reached our price targets, and were sold.

   Our disciplined, value approach usually entails some underperformance in enthusiastic markets. This should be counter-balanced by better results in more sluggish periods. Despite the generally strong results of the past few years, it is not a prime objective of this Fund to outperform each and every quarter. The Fund is managed to deliver sound long-term results, consistent with our risk profile.

   As always, we appreciate your support, and welcome your comments.

                                                              Nancy Dennin, CFA


July 28, 1998
DJIA  8934.78

      Performance Information

Total Return for One, Five, Ten Years and Life of Funds, as of June 30, 1998

         The returns shown on these pages are based on historical results and are not intended to indicate future performance. The investment return and principal value of an investment in any of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so they differ from actual year-to-year results. No adjustment has been made for any income taxes payable by shareholders. Total returns as of June 30, 1998 for each Fund, and the S&P 500 Composite Index are shown in the table below.

         Each Fund has two classes of shares: Primary Class and Navigator Class. The Navigator Class, offered only to certain institutional investors, pays Fund expenses similar to those paid by the Primary Class, except that transfer agency fees and shareholder servicing expenses are determined separately for each class and the Navigator Class does not incur Rule 12b-1 distribution fees.

         Average annual and cumulative total returns as of June 30, 1998 were as follows:

                                                                            Special                    S&P 500
                                                                Value     Investment  Total Return     Composite
                                                                Trust        Trust        Trust          Index
----------------------------------------------------------------------------------------------------------------
      Average Annual Total Return
        Primary Class:
          One Year                                             +38.48%      +22.29%      +23.31%        +30.16%
          Five Years                                           +29.39       +16.60       +19.71         +23.08
          Ten Years                                            +18.96       +16.63       +15.13         +18.54
          Life of Class--Value Trust(A)                        +20.75                                   +18.92
          Life of Class--Special Investment Trust(B)                        +14.84                      +17.77
          Life of Class--Total Return Trust(C)                                           +12.91         +18.06
        Navigator Class:
          One Year                                             +39.89       +23.57       +24.63         +30.16
          Life of Class(D)                                     +41.47       +24.68       +28.56         +32.18

      Cumulative Total Return
        Primary Class:
          One Year                                             +38.48%      +22.29%      +23.31%        +30.16%
          Five Years                                          +262.66      +115.52      +145.85        +182.48
          Ten Years                                           +467.54      +365.71      +308.98        +447.80
          Life of Class--Value Trust(A)                     +2,023.23                                +1,560.24
          Life of Class--Special Investment Trust(B)                       +464.81                     +673.29
          Life of Class--Total Return Trust(C)                                          +362.77        +711.99
        Navigator Class:
          One Year                                             +39.89       +23.57       +24.63         +30.16
          Life of Class(D)                                    +246.68      +120.44      +146.02        +165.59

----------------------------------------------------------------------------------------------------------------

      (A) Inception of Value Trust--April 16, 1982.
      (B) Inception of Special Investment Trust--December 30, 1985.
      (C) Inception of Total Return Trust--November 21, 1985.
      (D) Commencement of sale of Navigator Shares for each Fund--December 1, 1994.

      Value Trust

Illustration of an Assumed Investment of $10,000 made on April 16, 1982 (inception of the Value Trust Primary Class)


                 (Graph Appears Here; Plot Points Appear Below)

                                  Value of original
                                  shares purchased
            Value of shares      plus shares acquired
            acquired through     through reinvestment
            reinvestment of        of capital gain
            income dividends        distributions
            ----------------     --------------------

 4/16/82      $ 10,000                $ 10,000
 3/31/83        16,400.97               16,160
 3/31/84        19,425.44               18,870.5
 3/31/85        24,682.58               23,582.98
 3/31/86        34,509.72               32,555.48
 3/31/87        37,924.3                35,503.58
 3/31/88        34,729.33               32,267.83
 3/31/89        41,109.15               37,650.23
 3/31/90        44,289.55               39,890.82
 3/31/91        43,013.79               37,701.34
 3/31/92        51,413.83               44,210.32
 3/31/93        59,003.27               50,183.93
 3/31/94        62,337.34               52,789.39
 3/31/95        68,426.55               57,816.96
 3/31/96        97,226.16               82,355.78
 3/31/97       129,881.47              110,379.07
 3/31/98       201,761                 172,947
 6/30/98       212,324                 182,582



                        --------------------------------

Selected Portfolio Performance*

      Strong performers for the 2nd quarter 1998
      ----------------------------------------------
       1. America Online, Inc.                +55.2%
       2. Ford Motor Company                  +37.1%
       3. Dell Computer Corporation           +37.0%
       4. Chrysler Corporation                +35.6%
       5. Nokia Oyj                           +34.5%
       6. MCI Communications Corporation      +17.4%
       7. Philips Electronics N.V.            +15.7%
       8. Storage Technology Corporation      +14.1%
       9. Chase Manhattan Corporation         +12.0%
      10. The Bear Stearns Companies, Inc.    +10.7%

      * Securities held for the entire quarter.


      Weak performers for the 2nd quarter 1998
      ----------------------------------------------
       1. Western Digital Corporation         -32.7%
       2. PennCorp Financial Group, Inc.      -29.0%
       3. RJR Nabisco Holdings Corp.          -24.2%
       4. Toys "R" Us, Inc.                   -21.6%
       5. Circus Circus Enterprises, Inc.     -19.4%
       6. Conseco, Inc.                       -17.4%
       7. Telefonos de Mexico S.A. ADR        -14.8%
       8. Hilton Hotels Corporation           -10.6%
       9. Lloyds TSB Group plc                -10.0%
      10. Columbia/HCA Healthcare
            Corporation                        -9.7%


Portfolio Changes

      Securities added during the 2nd quarter 1998
      ----------------------------------------------
      H.F. Ahmanson & Company
      General Re Corporation


      Securities sold during the 2nd quarter 1998
      ----------------------------------------------
      Coltec Industries Inc.
      Reebok International Ltd.

      Special Investment Trust

Illustration of an Assumed Investment of $10,000 made on December 30, 1985 (inception of the Special Investment Trust Primary Class)


                 (Graph Appears Here; Plot Points Appear Below)

                                  Value of original
                                  shares purchased
            Value of shares      plus shares acquired
            acquired through     through reinvestment
            reinvestment of        of capital gain
            income dividends        distributions
            ----------------     --------------------

12/30/85       $10,000                 $10,000
 3/31/86        11,530                  11,530
 3/31/87        13,073                  13,050.76
 3/31/88        11,219.7                11,106.84
 3/31/89        13,125.95               12,981.74
 3/31/90        15,142.97               14,889.53
 3/31/91        18,391.89               17,776.51
 3/31/92        22,154.2                21,249.28
 3/31/93        24,481.5                23,528.14
 3/31/94        29,708.01               28,511.3
 3/31/95        27,814.8                26,706.89
 3/31/96        35,733.08               34,291
 3/31/97        39,870.52               38,344.53
 3/31/98        56,969                  54,898
 6/30/98        56,481                  54,587


                        --------------------------------


Selected Portfolio Performance*

      Strong performers for the 2nd quarter 1998
      ----------------------------------------------
       1. America Online, Inc.                +55.2%
       2. Cell Genesys, Inc.                  +29.3%
       3. Northeast Utilities System          +18.3%
       4. WPPGroup plc                        +15.2%
       5. InaCom Corp.                        +14.9%
       6. Storage Technology Corporation      +14.1%
       7. The Bear Stearns Companies, Inc.    +10.7%
       8. Gateway 2000, Inc.                   +7.9%
       9. Hollywood Park, Inc.                 +7.5%
      10. Calenergy Company, Inc.              +6.4%

      * Securities held for the entire quarter.


Weak performers for the 2nd quarter 1998
----------------------------------------------------
       1. Philip Services Corp.               -60.5%
       2. Hadco Corp.                         -41.2%
       3. Mego Financial Corp.                -34.1%
       4. LASER Mortgage Management, Inc.     -33.3%
       5. Western Digital Corporation         -32.7%
       6. PennCorp Financial Group, Inc.      -29.0%
       7. Sybase, Inc.                        -27.8%
       8. Madge Networks N.V.                 -23.2%
       9. Sun Healthcare Group Inc.           -21.5%
      10. Circus Circus Enterprises, Inc.     -19.4%


Portfolio Changes

      Securities added during the 2nd quarter 1998
      ----------------------------------------------
      None


      Securities sold during the 2nd quarter 1998
      ----------------------------------------------
      Capital Automotive REIT
      Catellus Development Corporation
      Hospitality Properties Trust
      Mego Mortgage Corporation
      Ryder System, Inc.
      Shoney's, Inc.
      Sunrise Medical, Inc.
      Vencor, Inc.

      Total Return Trust

Illustration of an Assumed Investment of $10,000 made on November 21, 1985 (inception of the Total Return Trust Primary Class)


                 (Graph Appears Here; Plot Points Appear Below)

                                  Value of original
                                  shares purchased
            Value of shares      plus shares acquired
            acquired through     through reinvestment
            reinvestment of        of capital gain
            income dividends        distributions
            ----------------     --------------------

11/21/85       $10,000                 $10,000
 3/31/86        10,780                  10,780
 3/31/87        11,884.09               11,673.03
 3/31/88        10,675                  10,295.43
 3/31/89        12,293                  11,689.85
 3/31/90        12,720.53               11,874.31
 3/31/91        12,714.62               11,498.61
 3/31/92        15,714.56               13,884.21
 3/31/93        18,839.3                16,234.03
 3/31/94        19,701.15               16,637.21
 3/31/95        19,916.82               16,637.21
 3/31/96        26,535.98               21,341.73
 3/31/97        32,992.2                26,102.28
 3/31/98        46,995                  37,430
 6/30/98        46,277                  36,931



                        --------------------------------



Selected Portfolio Performance*

      Strong performers for the 2nd quarter 1998
      ----------------------------------------------
       1. Ford Motor Company                  +37.1%
       2. Chrysler Corporation                +35.6%
       3. Chase Manhattan Corporation         +12.0%
       4. The Bear Stearns Companies, Inc.    +10.7%
       5. International Business Machines
            Corporation                       +10.5%
       6. Tanger Factory Outlet Centers, Inc.  +8.8%
       7. Tupperware Corporation               +5.6%
       8. BankAmerica Corporation              +4.6%
       9. United States Treasury Bonds
            6% 2/15/26                         +4.1%
      10. Edison International                 +0.6%

      * Securities held for the entire quarter.


      Weak performers for the 2nd quarter 1998
      ----------------------------------------------
      1. RJR Nabisco Holdings Corp.           -24.2%
      2. Briggs & Stratton Corporation        -18.3%
      3. Hercules, Inc.                       -16.7%
      4. UST, Inc.                            -16.3%
      5. AK Steel Holding Corporation         -15.4%
      6. Telefonos de Mexico S.A. ADR         -14.8%
      7. Olin Corporation                     -11.2%
      8. Ultramar Diamond Shamrock
           Corporation                        -10.5%
      9. Lloyds TSB Group plc                 -10.0%
     10. LaSalle Re Holdings Ltd.              -9.7%


Portfolio Changes

      Securities added during the 2nd quarter 1998
      ----------------------------------------------
      Crescent Real Estate Equities Company
      Starwood Hotels & Resorts
      Toys "R" Us, Inc.
      United Asset Management Corporation



      Securities sold during the 2nd quarter 1998
      ----------------------------------------------
      John Alden Financial Corporation
      Masco Corporation
      Unicom Corporation

Portfolio of Investments
June 30, 1998  (Unaudited)
(Amounts in Thousands)

Legg Mason Value Trust, Inc.

                                                                      Shares/Par          Value
-----------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 89.4%
      Automotive -- 4.6%
      Chrysler Corporation                                              2,700          $  152,212
      Ford Motor Company                                                  550              32,450
      General Motors Corporation                                        1,200              80,175
                                                                                       ----------
                                                                                          264,837
                                                                                       ----------
      Banking -- 13.8%
      BankAmerica Corporation                                             800              69,150
      BankBoston Corporation                                            1,700              94,562
      Chase Manhattan Corporation                                       2,800             211,400
      Citicorp                                                          1,200             179,100
      Fleet Financial Group, Inc.                                         669              55,874
      Lloyds TSB Group plc                                              8,011             112,156
      Zions Bancorporation                                              1,403              74,524
                                                                                       ----------
                                                                                          796,766
                                                                                       ----------

      Computer Services and Systems -- 19.0%
      Compaq Computer Corporation                                       5,690             161,454
      Dell Computer Corporation                                         5,300             491,906(A)
      International Business Machines Corporation                       1,275             146,386
      Seagate Technology, Inc.                                          2,000              47,625(A)
      Storage Technology Corporation                                    4,687             203,290(A)
      Western Digital Corporation                                       4,000              47,250(A)
                                                                                       ----------
                                                                                        1,097,911
                                                                                       ----------

      Electrical Equipment -- 1.9%
      Philips Electronics N.V.                                          1,320             112,200
                                                                                       ----------

      Entertainment -- 2.7%
      Circus Circus Enterprises, Inc.                                   5,200              88,075(A,B)
      MGM Grand, Inc.                                                   2,230              70,384(A)
                                                                                       ----------
                                                                                          158,459
                                                                                       ----------

      Finance -- 9.1%
      Fannie Mae                                                        3,200             194,400
      Freddie Mac                                                       2,000              94,125
      MBNA Corporation                                                  4,245             140,099
      The Bear Stearns Companies, Inc.                                  1,654              94,057
                                                                                       ----------
                                                                                          522,681
                                                                                       ----------

      Food, Beverage and Tobacco -- 4.0%
      PepsiCo, Inc.                                                       950              39,128
      Philip Morris Companies, Inc.                                     2,900             114,188
      RJR Nabisco Holdings Corp.                                        3,300              78,375
                                                                                       ----------
                                                                                          231,691
                                                                                       ----------

                                                                      Shares/Par          Value
-----------------------------------------------------------------------------------------------------
      Food Merchandising -- 1.8%
      The Kroger Co.                                                    2,400          $  102,900(A)
                                                                                       ----------

      Health Care -- 3.4%
      Columbia/HCA Healthcare Corporation                               3,600             104,850
      Foundation Health Systems, Inc.                                   3,368              88,834(A)
                                                                                       ----------
                                                                                          193,684
                                                                                       ----------


      Hotels & Motels -- 1.7%
      Hilton Hotels Corporation                                         3,500              99,750
                                                                                       ----------

      Insurance -- 4.4%
      Ambac Financial Group, Inc.                                         766              44,811
      Conseco, Inc.                                                       725              33,894
      General Re Corporation                                              400             101,400
      MBIA, Inc.                                                          510              38,186
      PennCorp Financial Group, Inc.                                    1,645              33,716(B)
                                                                                       ----------
                                                                                          252,007
                                                                                       ----------

      Manufacturing -- 1.5%
      Danaher Corporation                                               2,400              88,050
                                                                                       ----------

      Media -- 7.4%
      America Online, Inc.                                              4,025             426,650(A)
                                                                                       ----------


      Motion Pictures & Services -- 0.5%
      Metro-Goldwyn-Mayer, Inc.                                         1,200              26,400(A)
                                                                                       ----------

      Pharmaceuticals -- 1.7%
      Amgen Inc.                                                        1,500              98,063(A)
                                                                                       ----------


      Real Estate  -- 2.6%
      Starwood Hotels & Resorts                                         3,100             149,769
                                                                                       ----------

      Retail Sales -- 1.6%
      Toys "R" Us, Inc.                                                 3,800              89,538(A)
                                                                                       ----------

      Savings and Loan -- 2.2%
      H.F. Ahmanson & Company                                             554              39,298
      Washington Mutual, Inc.                                           1,988              86,332
                                                                                       ----------
                                                                                          125,630
                                                                                       ----------

                                                                      Shares/Par          Value
-----------------------------------------------------------------------------------------------------
      Telecommunications -- 5.5%
      MCI Communications Corporation                                    2,555          $  148,509
      Nokia Oyj                                                         1,400             101,587
      Telefonos de Mexico S.A. ADR                                      1,425              68,489
                                                                                       ----------
                                                                                          318,585
                                                                                       ----------


   Total Common Stocks and Equity Interests
        (Identified Cost -- $2,593,719)                                                 5,155,571
-----------------------------------------------------------------------------------------------------
U.S. Government Obligations -- 1.0%
   United States Treasury Bonds, 6.625% due 2/15/27
        (Identified Cost-- $50,631)                                  $ 50,000              56,461
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 9.9%
   Lehman Brothers, Inc.
     5.95%, dated 6/30/98, to be repurchased at $573,002 on 7/1/98
     (Collateral: $580,836 Freddie Mac Mortgage-backed securities,
     7% due 11/1/27-3/1/28, value $592,279)

   (Identified Cost-- $572,907)                                       572,907             572,907
-----------------------------------------------------------------------------------------------------
   Total Investments-- 100.3%  (Identified Cost-- $3,217,257)                           5,784,939
   Other Assets Less Liabilities-- (0.3%)                                                 (19,198)
                                                                                       ----------
   Net assets-- 100.0%                                                                 $5,765,741
                                                                                       ==========

   Net asset value per share:

     Primary Class                                                                         $51.70
                                                                                           ======

     Navigator Class                                                                       $52.33
                                                                                           ======
-----------------------------------------------------------------------------------------------------

   (A) Non-income producing

   (B) Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At June 30, 1998, the total market value of Affiliated Companies was $121,791 and the identified cost was $191,956.

Portfolio of Investments
June 30, 1998  (Unaudited)
(Amounts in Thousands)

Legg Mason Special Investment Trust, Inc.

                                                                      Shares/Par         Value
-----------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 94.8%

      Advertising -- 5.3%
      WPP Group plc                                                    13,250          $  86,890
                                                                                       ---------

      Banking -- 2.2%
      Peoples Heritage Financial Group, Inc.                            1,500             35,438
                                                                                       ---------

      Biotechnology -- 0.6%
      Cell Genesys, Inc.                                                1,173             10,044(A)
                                                                                       ---------


      Computer Services and Systems -- 21.8%
      Bell & Howell Company                                               975             25,167(A)
      Gateway 2000, Inc.                                                1,800             91,125(A)
      ICG Communications                                                  949             34,701(A)
      InaCom Corp.                                                      1,100             34,925(A,B)
      Madge Networks N.V.                                               2,436             11,572(A,B)
      Quantum Corporation                                               1,900             39,425(A)
      Storage Technology Corporation                                    2,000             86,750(A)
      Western Digital Corporation                                       2,700             31,894(A)
                                                                                       ---------
                                                                                         355,559
                                                                                       ---------

      Computer Software -- 1.4%
      Sybase, Inc.                                                      3,265             22,753(A)
                                                                                       ---------

      Electronics - Semiconductor -- 1.8%
      Hadco Corp.                                                       1,255             29,257(A,B)
                                                                                       ---------

      Energy -- 4.7%
      Calenergy Company, Inc.                                             850             25,553(A)
      Northeast Utilities System                                        3,000             50,812(A)
                                                                                       ---------
                                                                                          76,365
                                                                                       ---------

      Entertainment -- 8.3%
      Circus Circus Enterprises, Inc.                                   1,800             30,488(A)
      Hollywood Entertainment Corp.                                     3,324             45,084(A,B)
      Hollywood Park, Inc.                                              2,515             31,752(A,B)
      Mirage Resorts, Incorporated                                        685             14,599(A)
      Players International, Inc.                                       2,485             12,347(A,B)
                                                                                       ---------
                                                                                         134,270
                                                                                       ---------

      Environmental Services-- 1.8%
      Philip Services Corp.                                             7,100             29,287(A,B)
                                                                                       ---------

                                                                      Shares/Par         Value
-----------------------------------------------------------------------------------------------------
      Finance -- 8.0%
      Amerin Corporation                                                1,660          $  48,451(A,B)
      Mego Financial Corp.                                                643              2,211(A)
      The Bear Stearns Companies, Inc.                                    551             31,352
      United Asset Management Corporation                               1,850             48,216
                                                                                       ---------
                                                                                         130,230
                                                                                       ---------

      Food, Beverage and Tobacco -- 2.0%
      Cott Corporation                                                  4,400             31,900(A,B)
                                                                                       ---------


      Health Care -- 3.5%
      Magellan Health Services, Inc.                                    1,263             32,036(A)
      Sun Healthcare Group Inc.                                         1,750             25,594(A)
                                                                                       ---------
                                                                                          57,630
                                                                                       ---------

      Insurance -- 10.4%
      CMAC Investment Corporation                                         442             27,183
      Enhance Financial Services Group, Inc.                            1,110             37,462
      John Alden Financial Corporation                                    300              6,600
      Orion Capital Corporation                                         1,180             65,933
      PennCorp Financial Group, Inc.                                    1,600             32,800(B)
                                                                                       ---------
                                                                                         169,978
                                                                                       ---------

      Manufacturing -- 0.8%
      Danaher Corporation                                                 343             12,584
                                                                                       ---------

      Media -- 17.6%
      America Online, Inc.                                              2,480            262,880(A)
      USA Networks,Inc.                                                   900             22,618(A)
                                                                                       ---------
                                                                                         285,498
                                                                                       ---------

      Miscellaneous -- 0.1%
      Olsen & Associates AG                                               300              1,981(A,C)
                                                                                       ---------


      Networking Products -- 2.3%
      Cabletron Systems, Inc.                                           2,800             37,625(A)
                                                                                       ---------

                                                                      Shares/Par           Value
-----------------------------------------------------------------------------------------------------
      Real Estate -- 2.2%
      Dynex Capital, Inc.                                               1,473         $   16,383
      LASER Mortgage Management, Inc.                                   1,795             19,521(B)
                                                                                      ----------
                                                                                          35,904
                                                                                      ----------

      Total Common Stocks and Equity Interests
        (Identified Cost-- $993,048)                                                   1,543,193
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 5.1%
      Lehman Brothers, Inc.
        5.95%, dated 6/30/98, to be repurchased at $83,404 on 7/1/98
        (Collateral: $48,091 Freddie Mac Mortgage-backed securities,
        7% due 11/1/27, value $49,038; $36,510 Fannie Mae
        Mortgage-backed securities, 7% due 11/1/27, value $37,195)
        (Identified Cost-- $83,390)                                  $ 83,390             83,390
-----------------------------------------------------------------------------------------------------
      Total Investments-- 99.9%  (Identified Cost-- $1,076,438)                        1,626,583
      Other Assets Less Liabilities-- 0.1%                                                   938
                                                                                      ----------
      Net assets-- 100.0%                                                             $1,627,521
                                                                                      ==========
      Net asset value per share:

        Primary Class                                                                     $32.95
                                                                                          ======

        Navigator Class                                                                   $34.14
                                                                                          ======
-----------------------------------------------------------------------------------------------------

      (A) Non-income producing

      (B) Affiliated Companies--As defined in the Investment Company Act of 1940, an "Affiliated Company" represents Fund ownership of at least 5% of the outstanding voting securities of the issuer. At June 30, 1998, the total market value of Affiliated Companies was $326,896 and the identified cost was $403,733.

      (C) Private placement

Portfolio of Investments
June 30, 1998  (Unaudited)
(Amounts in Thousands)

Legg Mason Total Return Trust, Inc.

                                                                        Shares/Par      Value
-----------------------------------------------------------------------------------------------------
Common Stocks and Equity Interests -- 91.7%

      Aerospace/Defense -- 1.1%
      Northrop Grumman Corporation                                         80         $  8,250
                                                                                      --------
      Automotive -- 6.4%
      Chrysler Corporation                                                125            7,047
      Ford Motor Company                                                  315           18,585
      General Motors Corporation                                          310           20,712
                                                                                      --------
                                                                                        46,344
                                                                                      --------

      Banking -- 16.0%
      BankAmerica Corporation                                             220           19,016
      Chase Manhattan Corporation                                         340           25,670
      Fleet Financial Group, Inc.                                         210           17,535
      Lloyds TSB Group plc                                              2,222           31,115
      Union Planters Corporation                                          392           23,060
                                                                                      --------
                                                                                       116,396
                                                                                      --------

      Chemicals -- 3.8%
      Hercules, Inc.                                                      230            9,459
      Olin Corporation                                                    443           18,447
                                                                                      --------
                                                                                        27,906
                                                                                      --------

      Computer Services and Systems -- 5.3%
      International Business Machines Corporation                         335           38,462
                                                                                      --------

      Consumer Products -- 2.5%
      Tupperware Corporation                                              646           18,169
                                                                                      --------

      Electric Utilities -- 5.5%
      Edison International                                                650           19,216
      Illinova Corporation                                                700           21,000
                                                                                      --------
                                                                                        40,216
                                                                                      --------


      Finance -- 5.5%
      Fannie Mae                                                          117            7,108
      The Bear Stearns Companies, Inc.                                    397           22,563
      United Asset Management Corporation                                 391           10,183
                                                                                      --------
                                                                                        39,854
                                                                                      --------


                                                                      Shares/Par           Value
-----------------------------------------------------------------------------------------------------
      Food, Beverage and Tobacco -- 4.7%
      RJR Nabisco Holdings Corp.                                          650          $  15,437
      UST, Inc.                                                           685             18,495
                                                                                       ---------
                                                                                          33,932
                                                                                       ---------

      Insurance -- 9.3%
      American Financial Group Inc.                                       420             18,191
      Enhance Financial Services Group, Inc.                              611             20,608
      IPC Holdings Limited                                                463             14,035
      LaSalle Re Holdings Ltd.                                            404             15,312
                                                                                       ---------
                                                                                          68,146
                                                                                       ---------

      Manufacturing -- 4.9%
      Briggs & Stratton Corporation                                       956             35,772
                                                                                       ---------

      Oil Refining & Marketing -- 1.8%
      Ultramar Diamond Shamrock Corporation                               416             13,136
                                                                                       ---------

      Real Estate -- 14.6%
      Crescent Real Estate Equities Company                               145              4,876
      Dynex Capital, Inc.                                                 820              9,127
      Mid-America Apartment Communities, Inc.                             445             11,704
      National Golf Properties, Inc.                                      531             15,948
      Nationwide Health Properties, Inc.                                  600             14,325
      Regency Realty Corporation                                          505             12,678
      Starwood Hotels &Resorts                                            269             12,996
      Tanger Factory Outlet Centers, Inc.                                 423             13,401
      Walden Residential Properties, Inc.                                 450             11,025
                                                                                       ---------
                                                                                         106,080
                                                                                       ---------

      Retail Sales -- 4.1%
      J.C. Penney Company, Inc.                                           210             15,186
      Toys "R"Us, Inc.                                                    606             14,288(A)
                                                                                       ---------
                                                                                          29,474
                                                                                       ---------


      Savings and Loan -- 1.8%
      Washington Federal, Inc.                                            486             13,434
                                                                                       ---------

      Steel Products -- 3.1%
      AK Steel Holding Corporation                                        682             12,196
      British Steel plc                                                   472             10,738
                                                                                       ---------
                                                                                          22,934
                                                                                       ---------


                                                                      Shares/Par           Value
-----------------------------------------------------------------------------------------------------
      Telecommunications -- 1.3%
      Telefonos de Mexico S.A. ADR                                        200          $   9,612
                                                                                       ---------

      Total Common Stocks and Equity Interests
        (Identified Cost-- $495,105)                                                     668,117
-----------------------------------------------------------------------------------------------------
Corporate Bonds -- 0.4%
      Hutchinson Technology, Inc.
        6% due 3/15/05 (Identified Cost -- $2,500)                    $ 2,500              2,900
-----------------------------------------------------------------------------------------------------
U.S. Government Obligations -- 3.1%
      United States Treasury Bonds, 6% due 2/15/26
        (Identified Cost-- $19,121)                                    22,000             22,887
-----------------------------------------------------------------------------------------------------
Repurchase Agreements -- 4.6%
      Lehman Brothers, Inc.
        5.95%, dated 6/30/98, to be repurchased at $33,795 on 7/1/98
        (Collateral: $35,132 Freddie Mac Mortgage-backed securities,
        6% due 5/1/13, value $34,940)
      (Identified Cost-- $33,789)                                      33,789             33,789
-----------------------------------------------------------------------------------------------------
      Total Investments-- 99.8%  (Identified Cost-- $550,515)                            727,693
      Other Assets Less Liabilities-- 0.2%                                                 1,393
                                                                                       ---------

      Net assets --100.0%                                                               $729,086
                                                                                        ========
      Net asset value per share:

        Primary Class                                                                     $23.50
                                                                                          ======

        Navigator Class                                                                   $23.72
                                                                                          ======
-----------------------------------------------------------------------------------------------------

      (A) Non-income producing.


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